Debt	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about financial instruments [abstract]
Debt
19. Debt
19.1. Hybrid Financial Instruments: Convertible debentures with embedded derivatives
On March 27, 2024, Lifezone Metals closed a $50.0 million non-brokered private placement of unsecured convertible debentures. The unsecured convertible debentures bear interest over a 48-month term, payable quarterly, at a rate of the SOFR plus 4.0% per annum, subject to a SOFR floor of 3.0%. The unsecured convertible debentures can be redeemed early by Lifezone, subject to the achievement of certain conditions, at a price of 105% plus interest otherwise payable to the maturity date March 27, 2028. In the first two years, interest was payable quarterly via a mix of shares (or cash if the share price was lower than $4.0 per share) and a payment-in-kind accrual of the outstanding principal. All outstanding interest of $4,278,974 (including payment-in-kind interest) became payable at the end of March 2026, with all subsequent quarterly interest payments to be settled entirely in cash.
The unsecured convertible debentures are convertible into ordinary shares of Lifezone Metals at the option of the holder at a price of $8.00 per share and are subject to customary adjustments (the “Conversion Right”). The conversion price was determined on the closing date based on the lesser of a 30% premium to a trailing period VWAP and $8.00 per share. Mandatory conversion might occur if Lifezone’s share price is greater than 50% above the conversion price for any 15 trading days within a 30-days consecutive trading period.
The unsecured convertible debentures were determined to be a hybrid financial liability, comprising a host debt instrument and two embedded derivatives, the Conversion Right and the Interest Shares, with both having economic characteristics and risks different from the host debt instrument. In other words, they are not closely related to the non-derivative host debt instrument given their value changes with the value of shares in Lifezone Metals, while the host liability changes in relation to a reference borrowing index (in this case SOFR).
The host debt instrument is classified and measured at amortized cost, while the embedded derivatives are accounted for separately at fair value through profit or loss. As at June 30, 2026, the carrying amount of the host debt instrument was $34,506,702 (December 31, 2025: $34,521,933). As at June 30, 2026, the estimated fair value of the host debt instrument was $41,261,011 (December 31, 2025: $43,628,118).
The fair value of the Conversion Right was estimated using the Finite Difference Method and the Share Interest feature was estimated using the Monte Carlo Simulations using the following key assumptions:

Assumption	June 30, 2026	December 31, 2025
Risk-free Rate	Zero coupon curve based on United States Dollar Swap rates	Zero coupon curve based on United States Dollar Swap rates
Share Price	$3.88	$4.27
Equity Volatility	75%	70%
Dividend Yield	-%	-%
Credit Spread	18.6%	17.8%
On June 30, 2026, the embedded derivative liability component of the convertible debentures was reassessed to be $3,604,000 compared to $5,153,000 as at December 31, 2025. The decrease in fair value of $1,549,000 is largely due to the fall in the price of Lifezone Metals' shares from $4.27 as at December 31, 2025, to $3.88 as at June 30, 2026, and to a lesser extent due to the passage of time. This decline in share price has reduced the likelihood that debenture holders will exercise their option to convert debentures into ordinary shares of Lifezone Metals at the conversion price of $8.00 per share. In addition, the passage of time has shortened the period remaining until expiry. The fair value decrease has been recognized as a gain in the consolidated statement of comprehensive income (loss). The fair value measurement of the embedded derivative liability is categorized as Level 3 in the fair value hierarchy.
A sensitivity analysis was performed to assess the impact of changes in the volatility of share price on the indicated value at June 30, 2026. For illustrative purposes, a 10% increase and a 10% decrease in the share price volatility were analyzed, holding all other assumptions constant. A 10% increase in the share price volatility would result in an increase in fair value by $556,000 while a 10% decrease in the share price volatility would result in a decrease in the fair value by $485,000.

Debenture host debt instrument	$
As at January 1, 2025	26,235,808
Interest accrued	4,851,367
Interest paid in shares	(713,590)
Interest paid in cash	-
As at June 30, 2025	30,373,585
Interest accrued	5,449,776
Interest paid in shares	(364,379)
Interest paid in cash	(937,049)
As at December 31, 2025	34,521,933
Interest accrued	5,343,738
Interest paid in cash	(5,358,969)
As at June 30, 2026	34,506,702

Embedded derivatives	$
As at January 1, 2025	20,768,000
Fair value reassessment	(14,145,000)
As at June 30, 2025	6,623,000
Fair value reassessment	(1,470,000)
As at December 31, 2025	5,153,000
Fair value reassessment	(1,549,000)
As at June 30, 2026	3,604,000

Total convertible debentures with embedded derivatives
As at December 31, 2025	39,674,933
As at June 30, 2026	38,110,702

19.2. Senior secured bridge loan facility
On August 8, 2025, Lifezone’s wholly owned subsidiary, Kabanga Nickel Limited, entered into a $60 million senior secured bridge loan facility agreement with Taurus Mining Finance Fund No. 2 L.P. acting as mandated lead arranger and agent. The facility is available for further drawdowns until November 29, 2026, and supports the advancement of the Kabanga Nickel Project by funding the development of critical early-stage work and infrastructure as the company progresses towards securing long-term project financing. The facility has a scheduled maturity date of July 31, 2027, with an option available to Kabanga Nickel Limited to extend the term by an additional six months. The loan bears an interest rate of 9.25% per annum on drawn amounts and is subject to an arrangement fee of 2.25% and a commitment fee of 2.50%.
Lifezone is subject to financial covenants requiring it to maintain a current ratio of at least 1.1:1 on a consolidated basis while any amounts remain outstanding under the facility. In addition, Kabanga Nickel Limited must maintain a minimum cash balance of $5 million in secured bank accounts, of which at least $4 million must be held in freely tradable currencies and no more than $1 million in Tanzanian shillings or South African rand. Lifezone has complied with all covenants that it is required to meet on, or before, 30 June 2026.
As part of the facility, Lifezone Metals issued 2.5 million warrants exercisable for its ordinary shares to the lenders. The warrants carry an exercise price of $5.42 and expire five years from the date of issuance. Availability of borrowings under the facility is subject to the satisfaction of customary conditions precedent. We believe this financing represents a major milestone in advancing the Kabanga Nickel Project and strengthens Lifezone's position as it moves towards securing project financing. The warrants were fair valued at $2.26 per unit based on the following assumptions:

Key inputs
Valuation Date	August 8, 2025 (date of signing)
Maturity Date	August 8, 2030
Share Price	$4.32 based on Lifezone's 30 days VWAP closing share price on the NYSE
Strike Price	$5.42/share; being 125% of the Share Price
Risk-free Rate	3.73%
Equity Volatility	65%, selected based on review of the volatility (rounded) of a group of peer companies
Dividend Yield	Assumed at 0% as management does not expect dividends to be distributed during the term of the Warrants
The total fair value of the warrants was $5.65 million and is included in the deferred financing costs of entering into this facility.
On August 29, 2025, Lifezone received the first tranche of $20 million ($19.7 million net of transaction costs) under the bridge loan from Taurus Mining Finance Fund No. 2 L.P. On March 16, 2026, Lifezone received a partial drawdown of $5 million as part of a second tranche and a further $16.7 million was received on April 29, 2026 under the second tranche. The third and final tranche of $18.3 million is expected to be disbursed in the third quarter of 2026.

$
As at January 1, 2025 and July 1, 2025	-
Additions	20,000,000
Transaction cost and arrangement fees	(3,438,487)
Interest accrued	1,193,442
Interest and commitment fee paid in cash	(1,077,083)
As at December 31, 2025	16,677,872
Additions	21,700,000
Transaction cost	(4,730,099)
Interest accrued	2,918,133
Interest and commitment fee paid in cash	(1,730,498)
As at June 30, 2026	34,835,408
Deferred financing cost
In connection with the senior secured bridge loan facility, Lifezone incurred financing costs which were recognized as deferred financing costs. These costs, including the fair value of $5.65 million for warrants issued, are directly attributable to the financing. These financing costs are allocated on a pro-rata basis to the initial and any subsequent drawdowns unless the costs relate specifically to a particular drawdown.
As at June 30, 2026, total deferred financing costs were $10.56 million (December 31, 2025: $8.66 million). As at June 30, 2026, $41.70 million of the total $60 million available had been drawn by Lifezone. As a result, $8.17 million (December 31, 2025: $3.44 million) of the deferred financing costs are set off against the debt and the remaining $2.39 million (December 31, 2025: $5.22 million) are deferred as an asset (included in the current asset line "Deferred financing costs" in the consolidated interim statements of financial position) and will be deducted from the debt when subsequent amounts are drawn.
As consideration for waiving the requirement that the Government of Tanzania execute an amendment to the Framework Agreement prior to the second drawdown, Lifezone Metals agreed to issue 500,000 common share purchase warrants (the “Additional Warrants”) to Taurus if the amendment was not completed within 90 days of the second utilization date. The amendment to the Framework Agreement had not been completed within the stipulated 90-day period and, accordingly, Lifezone Metals issued the Additional Warrants on June 29, 2026. The Additional Warrants entitle the holder to acquire up to 500,000 ordinary shares of Lifezone Metals at an exercise price of $6.25 per share and expire on June 29, 2031. The Additional Warrants were fair valued at $1.08 million, using the key assumptions in the table below and recognized as deferred financing costs, with a corresponding credit recorded in warrant reserve.

Key inputs
Valuation Date	June 29, 2026 (date of signing)
Maturity Date	June 29, 2031
Share Price	$3.96 (closing share price on 26 June 2026)
Strike Price	$6.25/share
Risk-free Rate	3.82%
Equity Volatility	75%, based on review of the historical volatility (rounded) of Lifezone and a group of industry peer companies
Dividend Yield	Assumed at 0% as management does not expect dividends to be distributed during the term of the Warrants
Deferred financing costs are amortized on an effective interest rate basis from the date of the drawdowns to the date of the expiry of the facility.
Fair value of the senior secured bridge loan facility
The senior secured bridge loan facility is measured at amortized cost. As at June 30, 2026, its carrying amount was $34,835,408 (December 31, 2025: $16,677,872). As at June 30, 2026, its estimated fair value was $37,831,452 (December 31, 2025: $19,063,612).
19.3. Warrant liability
On November 12, 2025, Lifezone Metals issued an aggregate of 4,411,764 warrants as part of a 2025 Offering. Each warrant is exchangeable for one ordinary share and each warrant was issued with an exercise price of $4.00 and is exercisable for a period of 4 years from the issue date. The warrants do not meet the definition of equity under IAS 32 because they provide for settlement on a net cash or share basis and allow adjustments to the number of shares and the exercise price under certain circumstances. The warrants also include a downround protection for the holder. If Lifezone Metals issues shares at a price per share less than the then current exercise price of a warrant, the exercise price will be reduced to the greater of (i) such lower price per share or (ii) $2.50. Consequently, these warrants are recorded as derivative financial liability under IFRS 9 - Financial Instruments. A Monte Carlo simulation analysis was used to measure the fair value of the warrant liability, as at June 30, 2026, with the following assumptions: volatility of share price of 75%, risk-free interest rate of 3.90%, expected life of 3.37 years and share price of $3.88. As at December 31, 2025, the assumption for volatility of share price was 70%, the expected life was 3.87 years, the risk-free rate was 3.59% and Lifezone share price was $4.27.

$
As at January 1, 2025 and July 1, 2025	-
Additions	9,910,000
Fair value movement	1,040,000
As at December 31, 2025	10,950,000
Fair value movement	(1,060,000)
As at June 30, 2026	9,890,000
The liability related to warrants is remeasured at the end of each period at fair value through profit or loss. The fair value of the warrants is classified as Level 3 in the fair value hierarchy. At each reporting date, the fair value of the liability related to warrants is determined using a Monte Carlo simulation analysis, which uses significant inputs that are not based on observable market data, hence the classification in Level 3.
A sensitivity analysis was performed to assess the impact of changes in the volatility of share price on the indicated value at June 30, 2026. For illustrative purposes, a 10% increase and a 10% decrease in the share price volatility were analyzed, holding all other assumptions constant. A 10% increase in the share price volatility would result in an increase in fair value by $0.91 million, while a 10% decrease in the share price volatility would result in a decrease in the fair value by $0.96 million.